Exhibit 1.1

UNDERWRITING AGREEMENT

between

xG TECHNOLOGY, INC.

and

AEGIS CAPITAL CORP.,

as Representative of the Several Underwriters

[    ], 2016

Aegis Capital Corp.

810 Seventh Avenue, 18th Floor

New York, New York 10019

As the Representative of the Several Underwriters

Named on Schedule I hereto

Ladies and Gentlemen:

xG Technology, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), hereby proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (collectively, the “Underwriters”), for whom Aegis Capital Corp. is acting as the representative (the “Representative”), an aggregate of (i) [    ] Class A Units (the “Firm Class A Units”), each Firm Class A Unit consisting of: (a) one share (the “Firm Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), and (b) [    ] of a warrant (each, a “Firm Warrant” and collectively, the “Firm Warrants”), each Firm Warrant to purchase one (1) share of Common Stock at an exercise price of $[    ] per share (the “Firm Warrant Shares); and (ii) [    ] Class B Units (the “Firm Class B Units”) each Firm Class B Unit consisting of (a) one (1) share (the “Firm Series E Preferred”) of the Company’s Series E Convertible Preferred Stock, par value $0.00001 per share (the “Series E Preferred”), containing the relative rights, preferences, limitations and designations set forth in the Certificate of Designation filed as an exhibit to the Registration Statement (as defined below) (the “Certificate of Designation”), and to be convertible into an aggregate of [    ] shares of Common Stock (the “Firm Conversion Shares”), and (b) [    ] of a Warrant, each Warrant to purchase one share of Common Stock. The Firm Class A Units, the Firm Class B Units, the Firm Shares, the Firm Warrants, the Firm Warrant Shares, the Firm Series E Preferred and the Firm Conversion Shares are each referred to as a “Firm Security” and, collectively, as the “Firm Securities. Firm Shares and the Firm Warrants underlying the Firm Class A Units and the Firm Series E Preferred and the Firm Warrants underlying the Firm Class B Units will be separately transferable immediately upon issuance.

The Company has also granted the Underwriters the option to purchase an aggregate of up to: (i) [    ] shares of Common Stock (the “Option Shares”); (ii) [    ] shares of Series E Preferred  (the “Option Series E Preferred”) to be convertible into an aggregate of [    ] shares of Common Stock (provided, however, that the Representative may, at its sole, option, elect to receive the number of shares of Common Stock issuable upon conversion of such Series E Preferred (the “Option Conversion Shares”)); and/or (iii) Firm Warrants (the “Option Warrants”) to purchase up to [    ] shares of Common Stock (the “Option Warrant Shares”) in each case as may be necessary to cover over-allotments made in connection with this Offering (as defined below). The Option Shares, the Option Warrants, the Option Warrant Shares, the Option Series E Preferred and the Option Conversion Shares are each referred to as an Option Security and. collectively, as the “Option Securities.” The Firm Shares and the Option Shares are collectively referred to as the “Shares.” The Firm Series E Preferred and the Option Series E Preferred are collectively referred to as the “Series E Preferred.” The Firm Conversion Shares and the Option Conversion Shares are collectively referred to as the “Conversion Shares.” The Firm Warrants and the Option Warrants are collectively referred to as the “Warrants”. The Firm Warrant Shares and the Option Warrant Shares are collectively referred to as the “Warrant Shares.” The Firm Class A Units, the Firm Class B Units, the Shares, the Series E Preferred, the Conversion Shares, the Warrants, the Warrant Shares, the Underwriter Warrants (as defined below) and the Underwriter Warrant Shares (as defined below) are collectively referred to herein as the “Securities”. The Securities are more fully described in the Prospectus (as defined below).

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The Warrants will be issued pursuant to, and subject to the terms of, a Warrant Agreement (the “Warrant Agreement”), by and between the Company and [●], acting as the warrant agent thereunder (the “Warrant Agent”) in the form attached hereto as Exhibit B

Certain terms used herein are defined in Section 18 hereof.

1.	Representations and Warranties:

The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date (as defined below), if any, as follows:

(a)	Filing of Registration Statement. The Company has filed with the Commission a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-214874), including any related prospectus or prospectuses, for the registration of the Securities under the Act, which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Act and the rules and regulations of the Commission under the Act (the “Securities Act Regulations”) and will contain all material statements that are required to be stated therein in accordance with the Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof.

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion and filed with the Commission on [    ] 2016, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

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(b)	Exchange Act Registration. The Shares and the Warrants are registered pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares or the Warrants under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(c)	Subsidiaries. Other than as disclosed on Exhibit 21.1 to the Registration Statement, the Company has no direct or indirect subsidiaries.

(d)	Exchange Listing. The Common Stock is listed on The NASDAQ Capital Market (the “Exchange”) subject to official notice of issuance, and the Company has taken no action designed to, or likely to, have the effect of delisting the Common Stock or the Warrants from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company has filed an application for the Listing of Additional Shares with the Exchange to list the shares of Common Stock included in the Securities.

(e)	No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

(f)	Disclosures in Registration Statement.

(i)	Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

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(ii)	Neither the Registration Statement nor any amendment thereto, at the time each part thereto became effective pursuant to the Securities Act Regulations, as of the date of this Agreement, at the Closing Date, and at any Option Closing Date, if any, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided however that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Underwriters expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure: the names of the Underwriters contained on the cover page of the Pricing Prospectus and Prospectus and the following disclosure contained in the “Underwriting” section of the Prospectus: statements that relate to the amount of selling concession and re-allowance or to over-allotment and stabilization and related activities that may be undertaken by the Underwriters (collectively, the “Underwriters’ Information”);

(iii)	The Pricing Disclosure Package, as of the Applicable Time, as of the date of this Agreement, at the Closing Date, and at any Option Closing Date, if any, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information. Each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information; and

(iv)	Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date, and at any Option Closing Date, if any, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

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(g)	Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or its subsidiary is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company or its subsidiary, is in full force and effect in all material respects and is enforceable against the Company or its subsidiary and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company or its subsidiary, and neither the Company, its subsidiary nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the best of the Company’s knowledge, performance by the Company or its subsidiary of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority, agency or court, domestic or foreign, having jurisdiction over the Company, or it subsidiary or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

(h)	Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

(i)	Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Offering and the Company’s and its subsidiary’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

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(j)	No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company or its subsidiary, nor any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company or its subsidiary (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company or its subsidiary, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company or its subsidiary has resigned from any position with the Company or its subsidiary.

(k)	Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(l)	Disclosures in Commission Filings. Since the date of the filing with the Commission of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015: (i) none of the Company’s filings with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) the Company has made all filings with the Commission required under the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”).

(m)	Independent Accountants of the Company and IMT. To the knowledge of the Company, Friedman LLP (the “Former Auditor”), and Marcum LLP (the “Current Auditor” and together with the “Former Auditor,” the “Auditors”), whose reports are filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is each an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. Additionally, the Current Auditor whose reports are filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to Integrated Microwave Technologies, LLC (“IMT”). Each of the Auditors has not, during the periods covered by the financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

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(n)	Independent Accountants of Vislink. To the knowledge of the Company, PriceWaterhouseCoopers, LLP (the “Vislink Auditor”) whose reports are filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to Vislink, PLC (“Vislink”) as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Vislink Auditor has not, during the periods covered by the financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(o)	Financial Statements, etc of the Company. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the requirements of the Act and the Securities Act Regulations and fairly present the financial position and the results of operations of the Company and its subsidiary at the dates and for the periods to which they apply, as applicable; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Act and the Securities Act Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s or its subsidiary’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (ii) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (iii) there has not been any change in the capital stock of the Company, or, other than in the course of business, any grants under any stock compensation plan, and (iv) there has not been any material adverse change in the Company’s long-term or short-term debt. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus truly, accurately and fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(p)	Financial Statements, etc. of IMT. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the requirements of the Act and the Securities Act Regulations and fairly present the financial position and the results of operations of IMT at the dates and for the periods to which they apply, as applicable; and such financial statements have been prepared in conformity with GAAP, consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Act or the Securities Act Regulations. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on IMT’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

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(q)	Financial Statements, etc. of Vislink. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the requirements of the Act and the Securities Act Regulations and fairly present the financial position and the results of operations of Vislink at the dates and for the periods to which they apply, as applicable; and such financial statements have been prepared in accordance with IFRS, consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year end audit adjustments that are not expected to be material in the aggregate); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Act or the Securities Act Regulations. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S K of the Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on Vislink’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) Vislink has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, and (ii) there has not been any material adverse change in Vislink’s long-term or short-term debt.

(r)	Pro Forma Financial Information. The unaudited pro forma and pro forma as adjusted financial information giving effect to the Acquisition Transaction (as defined below) and the related notes thereto included under the caption “Pro Forma Financial Data” present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(s)	Authorized Capital, Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

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(t)	Valid Issuance of Securities, etc.

(i)	Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The outstanding shares of Common Stock and all other issued securities of the Company conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of Common Stock and such issued securities were at all relevant times either registered under the Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements. All of the membership interests of the subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, except as provided by applicable law, and, except as set forth in the Pricing Disclosure Package and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(ii)	Securities Sold Pursuant to this Agreement. The Securities have been duly authorized. The Shares, when issued and delivered against payment therefore as provided herein, the Conversion Shares, when issued, paid for and delivered upon due conversion of the Series E Preferred, the Warrant Shares, when issued and delivered upon the due exercise of the Warrants, and the shares of Common Stock issuable upon the exercise of the Underwriter Warrants (the “Underwriter Warrant Shares”), when issued and delivered upon the due exercise of the Underwriter Warrants will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Security conforms to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Series E Preferred, when issued and paid for as provided herein, will be duly authorized and validly issued, fully paid and nonassessable, will have the relative rights, preferences, privileges and limitations set forth in the Certificate of Designation will be issued in compliance with all applicable securities laws, and will be free of preemptive, registration or similar rights, and will conform to the description of the Preferred Stock contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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(iii)	Underlying Shares. The shares of Common Stock underlying (i) the Series E Preferred, (ii) the Warrants, (iii) the Underwriter Warrants and (iv) all existing warrants, options and other convertible securities of the Company, have been duly authorized for issuance, will conform to the description thereof in the Registration Statement, the Pricing Disclosure and the Prospectus, have been validly reserved for future issuance and will, upon the conversion of the Series E Preferred in accordance with the Certificate of Designation or the exercise of such existing securities, the Warrants and the Underwriter Warrants, and payment of the exercise price thereof, as applicable, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or similar rights to subscribe for or purchase securities of the Company. The issuance of such securities is not subject to any statutory preemptive rights under the laws of the State of Delaware or the Company’s certificate of incorporation or bylaws as in effect at the time of issuance, rights of first refusal or other similar rights of any security holder of the Company.

(u)	Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or in any SEC Filings, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

(v)	Validity and Binding Effect of Agreements. This Agreement, the Warrant Agreement, the Warrants and the Underwriter Warrants have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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(w)	No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the Warrant Agreement and the Warrants and all respective ancillary documents thereunder, the filing of the Certificate of Designation with the Secretary of States of the State of Delaware, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to the terms of any agreement or instrument to which the Company or its subsidiary is a party; (ii) result in any violation of the provisions of the Company’s Amended and Restated Certificate of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority as of the date hereof except in the case of (i) or (ii), such as would not result in a Material Adverse Change.

(x)	No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary may be bound or to which any of the properties or assets of the Company or its subsidiary is subject. The Company is not in violation of any term or provision of its Charter or by-laws, and neither the Company nor its subsidiary is in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental authority, except such as would not result in a Material Adverse Change.

(y)	Corporate Power; Licenses; Consents.

(i)	Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or such as would not result in a Material Adverse Change, each of the Company and its subsidiary has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ii)	Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement, the Warrant Agreement, the Warrants, the Underwriter Warrants the Certificate of Designation, and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement, the Warrants, the Underwriter Warrant, the Certificate of Designation and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

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(z)	D&O Information. To the Company’s knowledge, all information concerning the Company’s and its subsidiary’s directors, officers and principal shareholders described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as well as in the Lock-Up Agreement (as defined below) provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause such information to become materially inaccurate or incorrect.

(aa)	Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company and/or its subsidiary or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or in connection with the Company’s listing application for the listing of the Shares on the Exchange, which, if determined adversely to the Company and its subsidiary, would have a Material Adverse Effect.

(bb)	Good Standing. Each of the Company and its subsidiary has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of organization as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

(cc)	Insurance. Each of the Company and its subsidiary carries or is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

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(dd)	Transactions Affecting Disclosure to FINRA.

(i)	Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

(ii)	Payments Within Twelve (12) Months. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Effective Date, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

(iii)	Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

(iv)	FINRA Affiliation. Other than as disclosed to the Representative in writing, there is no: (x) officer or director of the Company, (y) beneficial owner of 5% or more of any class of the Company’s securities or (z) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

(v)	Information. All information provided by the Company in its FINRA questionnaire to the Underwriters’ counsel specifically for use by the Underwriters’ counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

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(ee)	Foreign Corrupt Practices Act. Neither the Company nor its subsidiary, nor to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or its subsidiary, or any other person acting on behalf of the Company or its subsidiary, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that: (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or its subsidiary. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(ff)	Compliance with OFAC. Neither the Company nor its subsidiary, nor to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or its subsidiary, or any other person acting on behalf of the Company or its subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and neither the Company nor its subsidiary will, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(gg)	Money Laundering Laws. The operations of the Company and its subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any governmental authority involving the Company and/or its subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(hh)	Lock-Up Agreements. Schedule II hereto contains a complete and accurate list of the Company’s officers, directors and each beneficial owner of at least 5% of the Company’s outstanding shares of Common Stock (or securities convertible or exercisable into shares of Common Stock) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in the form attached hereto as Exhibit A (the “Lock-Up Agreement”), prior to the execution of this Agreement.

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(ii)	Related Party Transactions. There are no business relationships or related party transactions involving the Company, its subsidiary or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

(jj)	Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors of the Company qualify as “independent,” as defined under the listing rules of the Exchange.

(kk)	Sarbanes-Oxley Compliance.

(i)	Disclosure Controls. Other than as disclosed in the SEC Filings, the Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

(ii)	Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

(iii)	Accounting Controls. Each of the Company and its subsidiary maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (x) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management; and (y) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

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(ll)	No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

(mm)	No Labor Disputes. No labor dispute with the employees of the Company or its subsidiary exists or, to the knowledge of the Company, is imminent.

(nn)	Intellectual Property Rights. The Company and its subsidiary owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of its business as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or its subsidiary necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor its subsidiary has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company or its subsidiary; (B) there is no pending or, to the knowledge of the Company or its subsidiary, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its subsidiary in or to any such Intellectual Property Rights, and neither the Company nor its subsidiary is aware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 1(nn), reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company or its subsidiary have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and neither the Company nor its subsidiary is aware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 1(nn), reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiary infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, neither the Company nor its subsidiary has received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 1(nn), reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company or its subsidiary is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or its subsidiary, or actions undertaken by the employee while employed with the Company or its subsidiary and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company or its subsidiary which has not been patented has been kept confidential. Neither the Company nor its subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company or its subsidiary has been obtained or is being used by the Company or its subsidiary in violation of any contractual obligation binding on the Company, its subsidiary or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

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(oo)	Taxes. Each of the Company and its subsidiary has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its subsidiary has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or its subsidiary, as applicable. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Representative, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiary and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiary. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

(pp)	ERISA Compliance. The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

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(qq)	Compliance with Laws. Each of the Company and its subsidiary: (A) is and at all times has been in compliance with all statutes, rules or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or its subsidiary (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product, service or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any governmental authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning or other notice or action relating to any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

(rr)	Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of any of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(ss)	Smaller Reporting Company. As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

(tt)	Industry Data. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

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(uu)	Emerging Growth Company. Since the effectiveness of its Registration Statement on Form S-1 on July 18, 2013, the Company has remained and currently is considered an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).

(vv)	Testing-the-Waters Communications. The Company has not (i) alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the written consent of the Representative and with entities that are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 under the Act and (ii) authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company confirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

(ww)	Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(xx)	Acquisition Transaction.

a.	The Company has provided the Underwriters and its counsel with a true and complete copy of each Acquisition Document (as defined in Schedule V). Each Acquisition Document has been duly authorized, executed and delivered by each of the parties thereto and constitutes the legal, valid and binding obligation of each of the parties thereto, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

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b.	The representations and warranties made in each Acquisition Document by each of the parties thereto are true and correct as of the date hereof, and will be true and correct at all times prior to and on the Closing Date or any Option Closing Date, as the case may be, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date.

c.	Each of the parties to each Acquisition Document has performed, or will have performed prior to the Closing Date or any Option Closing Date, as the case may be, all obligations and conditions required to be performed or observed by it pursuant to each Acquisition Document on or prior to such date.

d.	The description of the Acquisition Transaction (as defined in Schedule V) and the Acquisition Documents included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Summary—Recent Developments—Letter of Intent with Vislink PLC” and “Vislink Communications Systems” are accurate, complete and fair in all respects.

e.	Other than the Acquisition Documents, there are no other agreements, arrangements or understandings relating to the Acquisition Transaction.

Any certificate signed by any duly authorized officer of the Company and delivered to you or to the Underwriters’ counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.	Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth:

(a)	The Company agrees to issue and sell the Firm Class A Units and Firm Class B Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Class A Units and Firm Class B Units set forth opposite their respective names on Schedule I attached hereto and incorporated by reference herein. The purchase price for the Units shall be $[ ] per Unit the “Offer Price”).

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(b)	The Company hereby grants to the Underwriters the option to purchase some or all of the Option Shares, the Option Series E Preferred, and/or the Option Warrants and, upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right, severally and not jointly, to purchase all or any portion of the Option Shares, the Option Series E Preferred and/or the Option Warrants as may be necessary to cover over-allotments made in connection with the transactions contemplated hereby. The purchase price to be paid by the Underwriters for the Option Shares shall be $[ ] per share, the purchase price to be paid by the Underwriters for the Option Series E Preferred shall be $[ ] per Option Series E Preferred, and the purchase price to be paid by the Underwriters for the Option Warrants shall be $[ ] per Option Warrant. This option may be exercised by the Underwriters at any time and from time to time on or before the forty-fifth (45th) day following the date hereof, by written notice to the Company (the “Option Notice”). The Option Notice shall set forth the aggregate number of Option Shares, the Option Series E Preferred and/or Option Warrants as to which the option is being exercised, and the date and time when the Option Shares, the Option Series E Preferred and/or Option Warrants are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Closing Date (as defined below) nor earlier than the first (1st) business day after the date on which the option shall have been exercised nor later than the fifth (5th) business day after the date on which the option shall have been exercised unless the Company and the Underwriters otherwise agree. If the Underwriters elect to purchase less than all of the Option Shares, the Option Series E Preferred and/or Option Warrants, the Company agrees to sell to the Underwriters the number of Option Shares, the Option Series E Preferred and/or Option Warrants obtained by multiplying the number of Option Shares, the Option Series E Preferred and/or Option Warrants, as applicable, specified in such notice by a fraction, the numerator of which is the number of Option Shares, the Option Series E Preferred or Option Warrants, as applicable, set forth opposite the name of each Underwriter in Schedule I hereto under the caption “Number of Option Shares to be Purchased,” “Number of Option Series E Preferred” or “Number of Option Warrants to be Purchased”, as applicable, and the denominator of which is the total number of Option Shares, Option Series E Preferred or Option Warrants, as applicable.

(c)	Payment of the purchase price for and delivery of the Option Shares, the Option Series E Preferred and/or the Option Warrants shall be made on an Option Closing Date in the same manner and at the same office as the payment for the Firm Class A Units and the Firm Class B Units as set forth in subparagraph (d) below.

(d)	The Firm Shares, Firm Series E Preferred, and the Firm Warrants underlying the Firm Class A Units and Firm Class B Units, as applicable, will be delivered by the Company to the Representative, for the respective accounts of the several Underwriters, against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Aegis Capital Corp., 810 Seventh Avenue, 18th Floor, 18th Floor, New York, NY 10019, or such other location as may be mutually acceptable, at 6:00 a.m. Pacific Time, on the third (or if the Firm Class A Units and the Firm Class B Units are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as the Representative and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, or, in the case of the Option Shares, the Option Series E Preferred and/or Option Warrants, at such date and time set forth in the Option Notice. The time and date of delivery of the Firm Shares, the Firm Series E Preferred, and the Firm Warrants underlying the Firm Class A Units and the Firm Class B Units is referred to herein as the “Closing Date.” On the Closing Date, the Company shall deliver the Firm Shares, the Firm Series E Preferred and the Firm Warrants, which shall be registered in the name or names and shall be in such denominations as the Representative may request on behalf of the Underwriters at least one (1) business day before the Closing Date, to the respective accounts of the several Underwriters, which delivery shall (a) with respect to the Firm Shares and the Firm Warrants, be made through the facilities of the Depository Trust Company’s DWAC system, and (b) with respect to the and the Firm Series E Preferred, be made by physical delivery to be received or directed by the Representative on behalf of the Underwriters no later than one (1) business day following the Closing Date.

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(e)	Upon Company’s authorization of the release of the Firm Class A Units and Firm Class B Units, the Underwriters propose to offer the Firm Class A Units and Firm Class B Units for sale upon the terms and conditions set forth in the Prospectus.

(f)	The documents to be delivered at each Closing Date by or on behalf of the parties hereto pursuant to Section 4 of this Agreement, including the cross receipt for the Securities and any additional documents requested by the Representative pursuant to Section 4 hereof, will be delivered at the offices of Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, NY 10020 (the “Closing Location”). By noon EST on the business day in New York that is next preceding each Closing Date, the final drafts of the documents to be delivered pursuant to the preceding sentence shall be available for review by the parties hereto.

(g)	On the Closing Date, the Company shall issue to [certain of] the Underwriters (and/or their designees) warrants (the “Underwriter Warrants”), in form and substance acceptable to the Representative, for the purchase of an aggregate of [●] shares of Common Stock, which shall be registered in the name or names and shall be in such denominations as the Representative may request on behalf of the Underwriters at least one (1) business day before the Closing Date.

3.	Agreements.

The Company agrees with the Underwriters that:

(a)	Prior to the later of the last date on which a “settlement date,” if any, may occur, and the termination of the Offering, the Company will not file any amendment or supplement to the Registration Statement (including the Prospectus) unless the Company has furnished the Representative a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects, unless otherwise required by the Act or the Exchange Act. Subject to the foregoing sentence, the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Underwriters (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the Offering, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, (5) of the issuance by the Commission of any stop order or cease trade order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose, (6) of the receipt of any comments or communications from the Commission or any other regulatory authority relating to the Prospectus or the Registration Statement, and (7) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or cease trade order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or cease trade order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

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(b)	The Company will prepare and file the Prospectus with the Commission, promptly after the date of this Agreement, and in any event no later than 11:00 a.m. (Eastern Time) on [ ], 2016.

(c)	If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Pricing Disclosure Package, as of the Applicable Time, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (1) notify promptly the Underwriters so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented, (2) subject to the first sentence of paragraph (a) of this Section 3, amend or supplement the Pricing Disclosure Package to correct such statement or omission, and (3) supply any amendment or supplement to the Underwriters in such quantities as they may reasonably request.

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(d)	If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with the use or delivery of the Prospectus, the Company promptly will (i) notify the Underwriters of any such event, (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 3, an amendment or supplement to the Registration Statement or Prospectus or a new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (iv) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(e)	As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Time of the Registration Statement (or, if later, the Effective Time of the any registration statement pursuant to Rule 462(b)) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For the purpose of the preceding sentence, “Availability Date” means the day after the Company is required to file its Form 10-Q for the fourth fiscal quarter following the fiscal quarter that includes such Effective Time except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the day after the Company is required to file its Form 10-K for the end of such fourth fiscal quarter.

(f)	The Company will use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds”.

(g)	The Company will use its best efforts to maintain the listing of the Shares, the Conversion Shares and the Warrant Shares offered hereby on the Exchange.

(h)	The Company will furnish to the Underwriters and counsel for the Underwriters signed copies of the Registration Statement and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in such circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of the Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus and any supplement thereto as any Underwriter may reasonably request.

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(i)	The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(j)	The Company will not, without the prior written consent of the Representative, issue, offer, sell, contract to sell, pledge, or otherwise dispose of or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement or prospectus with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any other shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement (the “Lock-Up Period”), except that the Company may: (i) file a registration statement or prospectus with the Commission in respect of the Securities and sell the Securities to the Underwriters pursuant to this Agreement, (ii) issue and sell Common Stock or grant performance shares, stock appreciation rights, options or other equity-based awards pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time or as proposed to be amended by the Company’s shareholders at the next annual meeting of shareholders, and (iii) issue Common Stock required to be issued during the Lock-Up Period pursuant to agreements in effect as of the Execution Time and issue Common Stock issuable upon the conversion of securities or the exercise of warrants or options outstanding at the Execution Time. Notwithstanding anything to the contrary in this paragraph, the Company shall be allowed to issue (i) Common Stock to employees pursuant to a shareholder approved stock option plan, incentive compensation plan, or employee stock purchase plan (each a “Plan” and collectively the “Plans”), (ii) issue shares of Series D Convertible Preferred Stock pursuant to any agreements in effect prior to the date hereof and (iii) issue Common Stock that it has previously agreed to issue as disclosed in any of the Registration Statement, the Pricing Disclosure Package and the Prospectus. Additionally, during the Lock-up Period, the Company may register (i) on Form S-8, any shares underlying any Plan, and (ii) on Form S-1 or Form S-3, for resale, (x) any shares underlying the Series D Convertible Preferred Stock or (y) any shares that the Company has agreed to register pursuant to a Registration Rights Agreement that has been disclosed in any of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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(k)	The Company has, and will, comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

(l)	The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(m)	The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Securities to be sold in the Offering (including the Option Securities) with the Commission; (b) all filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of the Securities on the Exchange (to the extent relevant) and on such other stock exchanges as the Company and the Representative together determine; (d) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $15,000 in the aggregate; (e) all fees, expenses and disbursements relating to the registration or qualification of the Securities as the Representative may reasonably designate; (f) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (g) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, and, as appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Underwriters may reasonably deem necessary; (h) the costs and expenses of the public relations firm referred to in the engagement letter between the Company and the Representative; (i) the costs of preparing, printing and delivering certificates representing the Securities; (j) fees and expenses of the transfer agent for the shares of Common Stock and the warrant agent for the Warrants; (k) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (l) the costs associated with post-Closing advertising the Offering in the national editions of the Wall Street Journal and New York Times; (m) the costs, not to exceed $3,500 in the aggregate, associated with bound volumes of the public offering materials as well as commemorative mementos and Lucite tombstones, each of which the Company or its designee will provide within a reasonable time after the Closing in such quantities as the Representative may reasonably request; (n) the fees and expenses of the Company’s accountants; (o) the fees and expenses of the Company’s legal counsel and other agents and representatives; (p) the fees and expenses of the Underwriters’ counsel not to exceed $75,000; (q) the $29,500 cost associated with the Underwriters’ use of Ipreo’s book-building, prospectus tracking and compliance software for the Offering; (r) up to $20,000 of the Representative’s actual accountable “road show” expenses for the Offering; and (s) the Representative’s non-accountable expense allowance of $100,000. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters. Except as provided for in this Agreement, the Underwriters shall bear the costs and expenses incurred by them in connection with the sale of the Firm Securities and Option Securities and the transactions contemplated thereby.

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(n)	The Company agrees that, unless it has or shall have obtained the prior written consent of the Representative, and the Underwriters agree with the Company that, unless they have or shall have obtained the prior written consent of the Company, they have not made and will not make an offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule IV hereto. Any such free writing prospectus consented to by the Representative or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (1) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (2) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(o)	The Company shall provide the Representative with a draft of any press release to be issued in connection with the Offering, and will provide the Representative and its counsel sufficient time to comment thereon and will issue such press release in a form reasonably acceptable to the Representative and its counsel.

(p)	Right of First Refusal. Provided that the Firm Securities are sold in accordance with the terms of this Agreement, and the gross proceeds from the sale of the Firm Securities and Option Securities in the aggregate is greater than $12,500,000, the Representative shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of six (6) months after the date the Offering is completed, to act as sole and exclusive investment banker, sole and exclusive book-runner, sole and exclusive financial advisor, sole and exclusive underwriter and/or sole and exclusive placement agent, at the Representative’s sole and exclusive discretion, for each and every future public and private equity and debt offering, including all equity linked financings (each, a “Subject Transaction”), during such six (6) month period, of the Company, or any successor to or subsidiary of the Company, on terms and conditions customary to the Representative for such Subject Transactions. For the avoidance of any doubt, the Company shall not retain, engage or solicit any additional investment banker, book-runner, financial advisor, underwriter and/or placement agent in a Subject Transaction without the express written consent of the Representative. The Company shall notify the Representative of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by registered mail or overnight courier service addressed to the Representative. If the Representative fails to exercise its Right of First Refusal with respect to any Subject Transaction within ten (10) Business Days after the mailing of such written notice, then the Representative shall have no further claim or right with respect to the Subject Transaction. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction during the six (6) month period agreed to above. The terms and conditions of any such engagements shall be set forth in separate agreements and may be subject to, among other things, satisfactory completion of due diligence by the Representatives, market conditions, the absence of a material adverse change to the Company’s business, financial condition and prospects, approval of the Representatives’ internal committee and any other conditions that the Representatives may deem appropriate for transactions of such nature. In the event the Company fails to comply with this provision, the Company shall pay to the Representative an amount equal to the greater of (x) $[ ][1] (or an amount in excess of 1% of the offering proceeds if additional compensation is available under the compensation guideline of this Offering) or (y) 5% of the underwriting discount or commission paid in connection with the Subject Transaction (including any overallotment option that may be exercised), in each case subject to any limitation imposed by FINRA.

1 1% of the offering proceeds

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4.	Conditions to the Obligations of the Underwriters. The obligations of the Underwriters hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date, the Option Closing Date, if any, and any settlement date pursuant to Section 3 hereof, the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, the performance by the Company of its obligations hereunder and the following additional conditions:

(a)	If filing the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Act or the Securities Act Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or 164(b) under the Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission or the Underwriters for additional information (to be included in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Underwriters’ satisfaction.

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(b)	The Representative shall have received confirmation from Robinson Brog Leinwand Greene Genovese & Gluck P.C. that there are no claims to which its representation has been sought and that are outstanding in respect of the Company.

(c)	The Company shall have requested and caused Robinson Brog Leinwand Greene Genovese & Gluck P.C., securities counsel for the Company, to have furnished to the Representative their written opinion and Rule 10b-5 negative assurance letter, dated the Closing Date or the Option Closing Date, as applicable, in form and substance reasonably satisfactory to the Representative and its counsel.

(d)	The Representative shall have received the Rule 10b-5 negative assurance letter of Lowenstein Sandler LLP, the Underwriters’ counsel, dated the Closing Date or the Option Closing Date, as applicable, and addressed to the Representative, with respect to such matters as the Underwriters may require, and the Company shall have furnished to Lowenstein Sandler LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(e)	The Representative shall have received the opinion of Law Offices of Dennis L. Cook, PLLC, special intellectual property counsel for the Company, dated the Closing Date or the Option Closing Date, as applicable, in form and substance reasonably satisfactory to the Representative and its counsel.

(f)	The Representative shall have received the opinion of Blooston, Mordkofsky, Dickens, Duffy & Prendergast, LLP, general counsel for the Company, dated the Closing Date or the Option Closing Date, as applicable, in form and substance reasonably satisfactory to the Representative and its counsel.

(g)	The Company shall have furnished to the Representative a certificate of the Company, signed by the Chief Executive Officer and the Chief Financial Officer of the Company or any other officers of the Company acceptable to the Representative in its discretion, dated the Closing Date or the Option Closing Date, as applicable, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Pricing Disclosure Package and the Prospectus and any supplements or amendments thereto and this Agreement and that:

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(i)	the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date or the Option Closing Date, as applicable, with the same effect as if made on the Closing Date or the Option Closing Date, as applicable, date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as applicable;

(ii)	no stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, or (B) suspending or preventing the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to their knowledge, is contemplated by the Commission or any state or regulatory body;

(iii)	since the date of the most recent financial statements included in the Pricing Disclosure Package and the Prospectus, there has been no Material Adverse Change; and

(iv)	the Company has complied with the terms and conditions of this Agreement on its part to be complied with up to the time of closing on the Closing Date or the Option Closing Date, as applicable,.

(h)	The Representative shall have received on and as of the Closing Date or the Option Closing Date, as applicable, satisfactory evidence of the good standing of the Company and its subsidiary in writing from the applicable Secretary of State of its jurisdiction of organization.

(i)	The Company shall have requested and caused the Auditors to have furnished to the Representative, at the Execution Time and at the Closing Date or the Option Closing Date, as applicable, letters (which may refer to letters previously delivered to the Representative), dated respectively as of the Execution Time and as of the Closing Date and any settlement date, in form and substance satisfactory to the Representative, confirming that each is an independent registered public accounting firm within the meaning of the Securities Act and the Exchange Act and covering, without limitation, in the case of the Former Auditor, the Company’s audited financial statements as of and for the year ended December 31, 2014, and in the case of the Current Auditor, the Company’s audited financial statements as of and the year ended December 31, 2015, and the various financial disclosures related thereto contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Issuer Free Writing Prospectuses, if any.

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(j)	The Company shall have requested and caused the Current Auditor to have furnished to the Representative, at the Execution Time and at the Closing Date or the Option Closing Date, as applicable, letters (which may refer to letters previously delivered to the Representative), dated respectively as of the Execution Time and as of the Closing Date and any settlement date, in form and substance satisfactory to the Representative, confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and the Exchange Act and covering, without limitation, IMT’s financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Issuer Free Writing Prospectuses, if any.

(k)	The Company shall have requested and caused the Vislink Auditor to have furnished to the Representative, at the Execution Time and at the Closing Date or the Option Closing Date, as applicable, letters (which may refer to letters previously delivered to the Representative), dated respectively as of the Execution Time and as of the Closing Date and any settlement date, in form and substance satisfactory to the Representative, confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and the Exchange Act and covering, without limitation, Vislink’s financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Issuer Free Writing Prospectuses, if any.

(l)	Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (A) any change or decrease specified in the letters referred to in paragraph (h) of this Section 4 or (B) any Material Adverse Change, the effect of which, in any case referred to in clause (A) or (B) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(m)	FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(n)	Prior to the Closing Date or the Option Closing Date, as applicable, the Company shall have furnished to the Representative such further information, certificates and documents as the Underwriters may reasonably request.

(o)	The Company shall have filed a Listing of Additional Shares form with NASDAQ governing the Shares, the Conversion Shares, and the Warrant Shares to be listed thereunder.

(p)	(RESERVED)

(q)	The Certificate of Designation shall have been filed with the Secretary of State of Delaware and shall be effective; a filed copy of the Certificate of Designation shall have been provided to the Underwriters and its counsel.

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(r)	At the Execution Time, the Company shall have furnished to the Representative Lock-Up Agreements executed by the Lock-Up Parties.

(s)	On the Closing Date, the Company shall have delivered to the Representative executed copies of the Warrant Agreement.

If any of the conditions specified in this Section 4 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone confirmed in writing.

The documents required to be delivered by this Section 4 shall be delivered at the office of Lowenstein Sandler LLP, counsel for the Underwriters, at the Closing Location, on the Closing Date.

5.	Indemnification and Contribution.

(a)	The Company agrees to indemnify, defend and hold harmless each Underwriter, its affiliates, directors and officers and employees, and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), from and against any losses, claims, damages or liabilities (including in settlement of any litigation if such settlement is effected with the prior written consent of the Company) arising out of: (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Securities Act Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) an untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Prospectus), any Issuer Free Writing Prospectus or the Marketing Materials or in any other materials used in connection with the Offering, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Underwriters’ Information.

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(b)	Each Underwriter, severally and not jointly, will indemnify, defend and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Underwriter Indemnified Party”), from and against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriters’ Information, and will reimburse such Underwriter Indemnified Party for any legal or other expenses reasonably incurred by it in connection with defending against any such loss, claim, damage, liability or action.

(c)	Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 5, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

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(d)	The indemnifying party under this Section 5 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)	If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each of the Underwriters on the other hand from the offering and sale of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each of the Underwriter on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by each of the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount of such Underwriter’s commissions actually received by such Underwriter pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

36

(f)	For purposes of this Agreement, each of the Underwriters confirms, and the Company acknowledges, that there is no information concerning any of the Underwriters furnished in writing to the Company by any of the Underwriters specifically for preparation of or inclusion in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, other than the Underwriters’ Information.

6.	Default by the Underwriter.

(a)	If any Underwriter or Underwriters shall default in its or their obligations to purchase any Security on the Closing Date or any Option Closing Date and the aggregate number of the Security which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of such Security to be purchased by all Underwriters on such Closing Date or Option Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase such Security which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date. If any Underwriter or Underwriters shall so default and the aggregate number of the Security with respect to which such default or defaults occur is more than ten percent (10%) of the total number of such Security to be purchased by all Underwriters on such Closing Date or Option Closing Date and arrangements satisfactory to the remaining Underwriters and the Company for the purchase of such Security by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

37

(b)	If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the Securities of a defaulting Underwriter or Underwriters on such Closing Date or Option Closing Date as provided in this Section 6, (i) the Company shall have the right to postpone such Closing Date or Option Closing Date for a period of not more than five (5) full business days in order to permit the Company to effect whatever changes in the Registration Statement, the Prospectus, or in any other documents or arrangements, which may thereby be made necessary, and the Company agrees to promptly file any amendments to the Registration Statement or the Prospectus which may thereby be made necessary, and (ii) the respective numbers of the Securities to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or any other Underwriter for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 6 shall be without liability on the part of any non-defaulting Underwriters or the Company, (except in each case as provided in Sections 3(m), 5, 8 and 9), but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the Company for damages occasioned by its default hereunder).

7.	Termination.

(a)	This agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Firm Securities, if at any time prior to such time (a) trading in the Company’s Common Stock or the Securities shall have been suspended by the Commission or the Exchange or trading in securities generally on the NYSE or the NASDAQ shall have been suspended or limited or minimum prices shall have been established on such exchange, or (b) a general banking moratorium shall have been declared by U.S. federal or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, or a declaration by the United States of a national emergency or war, major terrorist attack in a world commercial financial center, or other calamity or crisis, including a health epidemic, the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

(b)	The rights of termination contained in Section 7 may be exercised by the Representative and are in addition to any other rights or remedies the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriters to the Company or on the part of the Company to the Underwriters except in respect of any liability which may have arisen prior to or arise after such termination under Sections 3(m), 5, 6, 8 and 9.

38

(c)	In the event the Offering is terminated, the Underwriters will only be entitled to the reimbursement of out-of-pocket accountable expenses actually incurred in accordance with FINRA Rule 5110(f)(2)(D).

8.	Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 5 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 3(m), 5, 6, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

9.	Reimbursement of Expenses. The Underwriters will be reimbursed for reasonable out-of-pocket expenses incurred in connection with the Offering, including the fees and disbursements of Underwriters’ counsel, in an aggregate amount not to exceed US$75,000; provided, however that the foregoing limitation on expenses will not limit in any respect the indemnification contemplated by Section 5 hereof.

10.	[Intentionally Omitted].

11.	Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, mailed, delivered or telefaxed to:

Aegis Capital Corp.

810 Seventh Avenue, 18th Floor

New York, New York 10019

Attn: David Bocchi, Managing Director of Investment Banking

Facsimile: (212) 813-1047

with a copy to:

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, NY 10020

Attention: John D. Hogoboom, Esq.

Facsimile: 646-414-6846

Or, if sent to the Company, mailed, delivered or telefaxed to:

xG Technology, Inc.

240 S. Pineapple Avenue, Suite 701

Sarasota, FL 34236

Attention: Roger G. Branton

Facsimile: 941-954-8595

39

with a copy to:

Robinson Brog Leiwand Greene Genovese & Gluck P.C.

875 Third Avenue – 9th Floor

New York, NY 10022

Attention: David E. Danovitch, Esq.

Facsimile: 212-956-2164

12.	Successors. This Agreement will inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 5 hereof, to the extent set forth in Section 5 hereof, and no other person will have any right or obligation hereunder.

13.	Severability. If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

14.	Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15.	Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16.	Headings. The Section headings used herein are for convenience only and shall not affect the construction hereof.

17.	Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Applicable Time” means 8:30 a.m., Eastern Time, on July 15, 2016.

“Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” means the U.S. Securities and Exchange Commission.

“Effective Date” means each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or becomes effective.

“Execution Time” means the date and time that this Agreement is executed and delivered by the parties to this Agreement.

40

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Marketing Materials” means written roadshow materials prepared by or on behalf of the Company and used or referred to by the Company or with the Company’s express consent.

“Offering” means the offering and sale of the Securities.

“Pricing Disclosure Package” means any Issuer Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule I-A hereto, all considered together.

“Registration Statement” means the registration statement referred to in Section 1(a) hereof including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430A, as amended, on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158,” “Rule 163,” “Rule 164,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430A,” “Rule 430B” and “Rule 433” refer to such rules under the Act.

“SEC Filings” means any filings made by the Company with the Commission.

“Trading Day” means any day on which the Exchange is open for trading.

18.	Arm’s Length Transaction. The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of arm’s length contractual counterparties to the Company with respect to the Offering contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Underwriters are not advising the Company as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

41

19.	Authority of Representative. In connection with this Agreement, the Representative will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, will be binding on all the Underwriters.

20.	Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them with respect to the subject matter hereof.

[Signature Page to follow]

42

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriters.

Very truly yours,

xG TECHNOLOGY, INC.

By:
Name:
Title:

AEGIS CAPITAL CORP.

By:
Name:
Title:

Acting on its own behalf and as Representative of the several Underwriters referred to in the foregoing Agreement

[Signature Page – Underwriting Agreement]

43

SCHEDULE I

Underwriter	Total Number of Firm Class A Units to be Purchased	Total Number of Firm Class B Units to be Purchased	Number of Option Shares to be Purchased if the Over- Allotment Option is Fully Exercised	Number of Option Series E Preferred to be Purchased if the Over-Allotment Option is Fully Exercised	Number of Option Warrants to be Purchased if the Over-Allotment Option is Fully Exercised
Aegis Capital Corp.	[•]	[•]	[•]	[•]	[•]

TOTAL	[•]	[•]	[•]	[•]	[•]

I-1

SCHEDULE I-A

PRICING INFORMATION

Symbol:	XGTI

Securities:	[ ] Firm Class A Units, each unit consisting of (i) one share of Common Stock and (ii) [ ] of a Warrant to purchase one Share of Common Stock at an exercise price of [ ] per Share (subject to adjustment).

[ ] Firm Class B Units, each unit consisting of (i) one share of Series E Convertible Preferred Stock and (ii) [ ] of a Warrant to purchase one Share of Common Stock at an exercise price of [ ] per Share (subject to adjustment).

Exercisability of Warrants:	The Warrants will be immediately exercisable and will expire three (3) years from the original issuance date.

Offer Price:	[$ ] per Unit

Underwriting Discount per Unit:	[$ ] per Unit

Overallotment Option:	Up to an additional [ ] shares of Common Stock at a price of $[ ] per share, [ ] shares of Series E Preferred Stock at a price of $[ ] per share of Series E Preferred, and/or [ ] Warrants at a price of $[ ] per Warrant.

Expected net proceeds to the Company	Approximately $[ ] million (approximately $[ ] million if the overallotment option is exercised in full) (after deducting the underwriting discount and estimated offering expenses payable by the Company)

Trade date:	[ ], 2016

Settlement date:	[ ], 2016

Underwriter[s]:	Aegis Capital Corp., [ ]

II

SCHEDULE II

Lock-up Agreement Parties

George F. Schmitt

Roger G. Branton

John C. Coleman

John Payne IV

Belinda Marino

Gary Cuccio

Kenneth Hoffman

Richard L. Mooers

Raymond M. Sidney

General James T. Conway

2

SCHEDULE III

TESTING-THE-WATERS COMMUNICATIONS

•	None

1

SCHEDULE IV

PERMITTED FREE WRITING PROSPECTUSES

•	[Roadshow Presentation, filed with the Commission on December 12, 2016.]
•	Press release, dated Decemeber 15, 2016, filed with the Commission on December 16, 2016.
•	Press release, dated Decemeber 19, 2016, filed with the Commission on December 19, 2016

IV

[SCHEDULE V]

•	The transactions contemplated by the Purchase Agreement (as defined below).

ACQUISITION TRANSACTION

•	Business Purchase Agreement by and between xG Technology, Inc., Vislink PLC, Vislink International Limited and Vislink Inc., dated December 16, 2016 (the "Purchase Agreement").

ACQUISITION DOCUMENTS

•

2

EXHIBIT A

Form of Lock-Up Agreement

Lock-Up Agreement

[    ], 2016

Aegis Capital Corp.

810 Seventh Avenue, 18th Floor

New York, NY 10019

Ladies and Gentlemen:

This agreement (“Lock-Up Agreement”) is being delivered to you in connection with the underwriting agreement (the “Underwriting Agreement”) to be entered into by xG Technology, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and you with respect to the proposed public offering of securities of the Company (the “Offering”) including shares of Common Stock, Series E Convertible Preferred Stock, and Warrants (the “Securities”). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Underwriting Agreement.

The execution and delivery by you of this Lock-Up Agreement is a condition to the closing of the Offering. In consideration of the closing of the Offering and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is ninety (90) days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of Aegis Capital Corp., (i) offer, sell, contract to sell, pledge, transfer, assign or otherwise dispose of (including, without limitation, by making any short sale, engage in any hedging, monetization or derivative transaction) or file (or participate in the filing of) a registration statement or prospectus with the U.S. Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder with respect to, any Securities or any securities of the Company that are substantially similar to the Securities, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities or any other securities of the Company that are substantially similar to the Securities or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Securities or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) transfers of Securities or any security convertible into or exercisable or exchangeable for Securities disposed of as bona fide gifts, (b) transactions by the undersigned relating to Securities or other securities of the Company acquired in open market transactions after the completion of the Offering, (c) entry into written trading plans for the sale or other disposition by the undersigned of Securities for purposes of complying with Rule 10b5-1 of the Exchange Act (“10b5-1 Plans”), provided that no sales or other distributions pursuant to a 10b5- 1 Plan may occur until the expiration of the Lock-Up Period, (d) transfers by the undersigned of Securities or any security convertible into or exercisable or exchangeable for Securities as a result of testate or intestate succession or bona fide estate planning, (e) transfers of Securities by the undersigned to a trust, partnership, limited liability company or other entity, the majority of the beneficial interests of which are held, directly or indirectly, by the undersigned, (f) distributions by the undersigned of Securities or any security convertible into or exercisable or exchangeable for Securities to limited partners or stockholders of the undersigned, (g) the exercise of an option or warrant or the conversion of a security outstanding on the date of this Lock-Up Agreement by the undersigned pursuant to the Company’s stock option and stock purchase plans; or (h) transactions by the undersigned relating to securities received as salary compensation from the Company in lieu of receiving such salary compensation in cash; provided that in the case of any such permitted transfer or distribution pursuant to clause (a), (d), (e), (f) or (g), each transferee, distributee or pledgee shall sign and deliver a lock-up letter substantially in the form of this Lock-Up Agreement.

A-1

The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, without the prior written consent of Aegis Capital Corp., make any demand for, or exercise any right with respect to, the registration (or equivalent) of any Securities or any securities convertible into or exercisable or exchangeable for any Securities, or warrants or other rights to purchase any Securities.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to the Securities or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to Securities or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such Securities or other securities.

The undersigned hereby represents and warrants that it has full power and authority to enter into this Lock-Up Agreement and that such agreement is enforceable against it in accordance with its terms.

This Lock-Up Agreement constitutes the entire agreement and understanding between and among the parties with respect to the subject matter of this Lock-Up Agreement and supersedes any prior agreement, representation or understanding with respect to such subject matter.

2

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed within the State of New York.

If (a) the Company notifies you in writing that it does not intend to proceed with the Offering, (b) the registration statement filed with the Commission with respect to the Offering is withdrawn or (c) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date, this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

[Signature Page Follows]

3

Very truly yours,

Signature:
Name:
Title:

4

EXHIBIT B

FORM OF WARRANT

B-1